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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2013

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        This Form 8-K/A amends the Current Report on Form 8-K of Ascent Capital Group, Inc., dated July 10, 2013 (the "Original 8-K"). The purpose of this Form 8-K/A is to amend and restate Items 8.01 and 9.01 of the Original 8-K and to include Exhibits 23.1, 99.2 and 99.3. Terms used but not defined in this Form 8-K/A have the meanings ascribed to them in the Original 8-K.

Item 8.01.    Other Events.

        In connection with discussions being held with proposed lenders, Ascent is providing the following information:

        Financing.    Ascent and Monitronics expect the Security Networks Purchase Price to be financed primarily with new debt at the Ascent and Monitronics levels, as well as an incremental amount of cash from Ascent's balance sheet. Monitronics expects to pay an estimated $14.8 million of fees and expenses related to the acquisition financing, including commitment, placement and other financing fees, financial advisory costs and other transaction costs and professional fees.

        Select Financial and Operating Metrics.    Ascent and Monitronics report the following financial and operating information as of June 30, 2013:

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  838,723 subscribers

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  Recurring monthly revenue ("RMR") of $33.5 million, and average RMR per subscriber of $39.98

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  Consolidated cash, restricted cash and marketable securities on hand of $228.2 million

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  $33.6 million outstanding under Monitronics' revolving credit facility

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  Attrition of 12.5% for the twelve months ended June 30, 2013

        Information Regarding Security Networks.    Security Networks is the 14th largest alarm monitoring companies in the United States. Based out of West Palm Beach, Florida, the company provides security alarm monitoring services, including monitoring signals arising from burglaries, fires, medical alerts and other events through security systems at subscribers' premises, as well as providing customer service and technical support. Security Networks works with its rapidly growing network of exclusive dealers, who provide sales and installation support on behalf of the company to its customers.

        Security Networks' business model is very similar to that of Monitronics. Security Networks outsources its sales and installation functions to its nationwide network of dealers. Security Networks enters into agreements with dealers on an exclusive basis only after a review of the dealer's qualifications, licensing and financial health. Through this program, the dealers receive origination fees for qualified accounts based on a multiple of RMR affected by credit score, billing method, contract term and volume. As of June 30, 2013, Security Networks had over 225 active dealers nationwide generating accounts in 33 states. Also as of June 30, 2013, Security Networks reported RMR of $8.4 million (including approximately $0.1 million of wholesale monitoring revenue) and approximately 195,000 subscribers. Unlike Monitronics, Security Networks includes wholesale monitoring revenue in its RMR consistent with the definition used in the Agreement. Also, as of June 30, 2013, Security Networks reports an average subscriber credit score of 720.

        Substantially all of Security Networks' revenue is derived from recurring monthly revenues under security alarm monitoring contracts acquired through its dealer network. The financial success of their accounts is largely dependent on the underwriting standards of these accounts and their corresponding attrition rates. Like Monitronics, Security Networks has a rigorous due diligence process to assure the quality of alarm monitoring contracts. This process typically includes verification of credit score, homeownership and the alarm system's ability to communicate with the monitoring center. Following an initial 90-day service period, Security Networks employs its own field service technicians to service the subscriber's premises (unlike Monitronics, which continues to access its dealer network to provide field service to Monitronics' subscribers). Consistent with Monitronics' low cost philosophy, the Security Networks team operates without a local office and only in the most densely populated markets. Security Networks' alarm monitoring contracts include a minimum term of three years, with many including a five-year term. These strict underwriting standards and contract terms have resulted in a large volume of high-quality accounts with statistically predictable subscriber behavior. Security Networks reports life cycle attrition levels in line with Monitronics' current portfolio.

Special Note Regarding Forward-Looking Statements

        This Current Report on Form 8-K and the documents filed herewith contain or may contain certain statements forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the pending acquisition of Security Networks, the completion of the proposed acquisition financing, the realization of estimated synergies from the pending acquisition, expected transaction costs, business strategies, acquisition opportunities, market potential, future financial performance, the integration of acquired assets and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the operating performance of Monitronics' network, the completion of the pending acquisition of Security Networks and the proposed acquisition financing, Monitronics' ability to acquire and integrate the business and operations of Security Networks, competitive issues, continued access to capital on terms acceptable to Ascent and Monitronics, the our ability to capitalize on acquisition opportunities, general market conditions and regulatory issues. These forward looking statements speak only as of the date hereof, and Ascent expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

        Additionally, Ascent is filing herewith the financial information set forth under Item 9.01 Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

        The audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

        The unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)   Exhibits.

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of July 10, 2013, by and among Monitronics International, Inc. and certain funds affiliated with Oak Hill Capital Partners and certain other holders*
23.1	Consent of CohnReznick LLP
99.1	Press release, dated July 10, 2013 of Ascent Capital Group, Inc.**
99.2	Audited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012
99.3	Unaudited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013

*
To be filed by amendment.

**
Previously filed.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2013

ASCENT CAPITAL GROUP, INC.
By:
/s/ William E. Niles Name: William E. Niles Title: Executive Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of July 10, 2013, by and among Monitronics International, Inc. and certain funds affiliated with Oak Hill Capital Partners and certain other holders*
23.1	Consent of CohnReznick LLP
99.1	Press release, dated July 10, 2013 of Ascent Capital Group, Inc.**
99.2	Audited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012
99.3	Unaudited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013

*
To be filed by amendment.

**
Previously filed.

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EXPLANATORY NOTE
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX